Exhibit 10.76

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“***” = CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 2010-02 TO

MASTER SERVICES AGREEMENT

This Amendment No. 2010-02 to Master Services Agreement (“Amendment”) is made as of this April 1st, 2010, (“Amendment Effective Date”) by and between Cognizant Technology Solutions U.S. Corporation (“Supplier”) and Health Net, Inc., a Delaware corporation (“Health Net”) with reference to the following facts:

A. Supplier and Health Net entered into a Master Services Agreement dated September 30, 2008, as previously amended (collectively the “Agreement”) which, among other things, requires Supplier to perform Services for Health Net;

B. Pursuant to the Agreement some former employees of Health Net became employees of Supplier and such former employees performed some of the Services at rates applicable to “Transitioned Employees” under the Agreement.

C. The parties now wish to relieve Health Net of the obligation to pay for non-Productive Work for Applications Development Services by Transitioned Employees and require Health Net to pay for Application Development Services by Transitioned Employees only to the extent such employees perform Productive Work.

D. Supplier and Health Net desire to modify certain terms and conditions contained in the Agreement as provided in this Amendment;

NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements and other undertakings set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Definitions: Defined terms used in this Amendment shall have the same meaning as in the Agreement unless otherwise specifically defined herein.

2. Schedule C of the Agreement is hereby deleted in its entirety and replaced with the following attached Revised Schedule C.

3. Except as amended and modified by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment may not be modified except in writing signed by both parties hereto. This Amendment, the Agreement and exhibits and schedules thereto constitute the entire agreement of the parties with respect to the subject matter contained therein and supersedes any and all prior or contemporaneous agreements between the parties, whether oral or written, concerning the subject matter contained herein.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives executed this Amendment to be effective as of the Amendment Effective Date.

COGNIZANT TECHNOLOGY SOLUTIONS		HEALTH NET, INC.
U.S. CORPORATION

By	/s/ Ralph Nicosia	By	/s/ David R. Moffitt

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Name	Ralph Nicosia	Name	David R. Moffitt

Title	Account Ops. Lead.	Title	Sourcing Manager

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REVISED SCHEDULE C

CHARGES

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SCHEDULE C

CHARGES

Table of Contents

AMENDMENT NO. 2010-02 TO		i

1. INTRODUCTION		1
1.1	Overview of Charges	1
1.2	General Terms	1

2. DEFINITIONS		1
2.1	Certain Definitions	1
2.2	Other Terms	2

3. SUPPLIER INVESTMENTS		2

4. PRODUCTION SUPPORT		2
4.1	Production Support Charge	2
4.4	Minor Enhancements	4
4.5	Offshore / Onshore Ratios	5
4.6	Productivity Assumptions	5

5. APPLICATIONS DEVELOPMENT		6
5.1	General Terms	6
5.2	Adjustments to the Baseline AD Hours	7
5.3	Charges for Productive Hours in Excess of the Baseline AD Hours	8
5.4	Offshore / Onshore Ratios	8
5.5	Productivity	8
5.6	Transitioned Employees	9

6. T&M RATES		9

7. OTHER CHARGES, CREDITS AND TERMS		9
7.1	Pass-Through Expenses	9
7.2	Currency	9
7.3	New Services	9
7.4	Disaster Recovery	10
7.5	Remedial Services	10
7.6	Disengagement Services	10
7.7	Taxes	10
7.8	Minimum Commitment	10

8. ADJUSTMENTS TO CHARGES		11
8.1	Cost of Living Adjustment (COLA)	11
8.2	Service Level Credits	11
8.3	Benchmarking	12

9. TERMINATION CHARGES		12
9.1	Termination Charge	12
9.2	Pro-ration of Termination Charges	12

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Table of Exhibits

Exhibit C-1:	Production Support Charge
Exhibit C-2:	Individual Application Production Support Charges
Exhibit C-3:	Applications Development Charge
Exhibit C-4:	Baseline AD Hours
Exhibit C-5:	Transitioned Employees
Exhibit C-6:	T&M Rates
Exhibit C-7:	Skillset Mix and Supporting Skillset Rates

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SCHEDULE C

CHARGES

1.	INTRODUCTION

1.1	Overview of Charges

This Schedule C describes the methodology for calculating the charges for the Services provided by Supplier to Health Net under this Agreement. The charges consist of the following (collectively, the “Charges”):

(a) the Production Support Charge described in Section 4.1, as it may be adjusted under Sections 4.2, 4.3, 4.4, and 8;

(b) the Applications Development Charge described in Section 5.1, as it may be adjusted under Sections 5.2, 5.3, and 8;

(c) any Out-of-Pocket Expenses expressly payable under this Agreement; and

(d) any other charges or adjustments (including COLA under Section 8) expressly set forth in this Agreement.

1.2	General Terms

(a) There are no amounts other than the Charges defined in Section 1.1 payable by Health Net under this Agreement.

(b) If any service or offering that Supplier is obligated to provide under this Agreement is not measured by a specific Charge, the cost to Supplier of providing that service or offering is subsumed in the Charges hereunder and there shall be no separate charge for such service or offering.

(c) Supplier was given an opportunity to perform due diligence on the In-Scope Applications prior to the Effective Date. ***.

2.	DEFINITIONS

2.1	Certain Definitions

(a) “Applications Development Charge” or “AD Charge” has the meaning given in Section 5.1.

(b) “Applications Development Project” or “AD Project” means Applications Development Services requested by Health Net that do not constitute a Minor Enhancement.

(c) “Application Development Services” or “AD Services” has the meaning given in Section 5 of Schedule A

(d) “Charges” has the meaning given in Section 1.

(e) “Contract Year” means each 12 month period during the Term beginning January 1 and ending December 31, except Contract Year 1 shall commence on November 10, 2008 and continue until December 31, 2009.

(f) “FTE” means a full-time equivalent personnel within a particular T&M Rate category. One FTE = *** Productive Hours.

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(g) “Individual Application Production Support Charges” has the meaning given in Section 4.1.

(h) “In-Scope Applications” has the meaning given in Section 1.3 of Schedule C.

(i) “Joint Capacity Planning Process” has the meaning given in Schedule G.

(j) “Minor Enhancement” means an enhancement or upgrade to In-Scope Applications requested by Health Net that is (i) estimated to require *** hours or less of Productive Work of Applications Development Services and (ii) not otherwise required to perform break-fix, operational support or other Production Support Services.

(k) “Offshore Personnel” has the meaning given in Section 4.5.

(l) “Onshore Personnel” has the meaning given in Section 4.5.

(m) “Production Support Charge” has the meaning given in Section 4.1.

(n) “Production Support Services” means all Services that are not Application Development Services, including Application Support Services and the Software Quality Assurance/Testing Services and Cross-Functional Services associated with Application Support Services.

(o) “Productive Work” means productive work performed specifically for Health Net, as appropriately recorded under a labor tracking system or other system acceptable to both Parties. ***.

(p) “Service Commencement Date” has the meaning given in Section 2.1 of the Terms and Conditions.

(q) “Steady-State” means, for each In-Scope Application, the later of (i) the Scheduled Steady-State Date and (ii) the date Supplier satisfies the applicable exit criteria in Exhibit A-2 and assumes full responsibility for Production Support Services for the In-Scope Application.

(r) “T&M Rates” means the hourly personnel rates for Onshore Personnel and Offshore Personnel for each In-Scope Application set forth in Exhibit C-6.

(s) “Transitioned Employees” has the meaning given in Schedule E.

2.2	Other Terms

Capitalized terms used in this Schedule C but not defined herein have the meanings given in the Glossary attached as Schedule R or elsewhere in this Agreement.

3.	SUPPLIER INVESTMENTS

There are no charges or other amounts payable by Health Net for:

(a) ***

(b) ***

(c) ***

(d) ***

4.	PRODUCTION SUPPORT

4.1	Production Support Charge

(a) Exhibit C-1 sets forth a monthly charge for Production Support Services (“Production Support Charge”). Subject to Sections 4.2 and 8, the Production Support Charge is a fixed amount

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payable for performance of all of the Production Support Services, except to the extent Supplier may count such Cross Functional Services against the Baseline AD Hours pursuant to Section 5.1(f).

(b) Exhibit C-2 sets forth the component of the Production Support Charge applicable to each In-Scope Application (“Individual Application Production Support Charges”). The Individual Application Production Support Charges shall be used solely to adjust the Production Support Charge when required pursuant to Sections 4.2 and 4.3.

(c) Subject to Sections 4.2 and 4.3, beginning in November 2008, Supplier shall invoice Health Net on a monthly basis in arrears for the applicable Production Support Charge set forth in Exhibit C-1 in accordance with Section 10.1 of the Terms and Conditions.

4.2	Adjustments of Production Support Charge Due to Transition Delays

The Production Support Charge in Exhibit C-1 assumes each In-Scope Application will be transitioned to Supplier (and reach Steady-State) by the corresponding transition completion date set forth in Exhibit E-3 (“Scheduled Steady-State Date”). If an In-Scope Application is not fully transitioned to Steady-State by the Scheduled Steady-State Date set forth in Exhibit E-3, then the Production Support Charge shall be reduced by an amount equal to the applicable Individual Application Production Support Charge until such In-Scope Application is fully transitioned to Steady-State (i.e., there are no charges payable for an In-Scope Application until it reaches Steady-State, except as provided in Section 4.7 with respect to Transitioned Employees). If any of the In-Scope Applications can be transitioned and reach Steady State prior to the applicable Scheduled Steady-State Date, the Parties shall discuss whether to commence Steady-State and the corresponding component of the Production Support Charge early. If the Parties agree to make any such adjustment, they shall document their agreement in advance and in writing.

4.3	Adjustments of Production Support Charge Due to Changes in the In-Scope Application Portfolio

(a) If Health Net adds a new In-Scope Application to this Agreement, then:

(i) Supplier shall propose a staffing plan showing the incremental Supplier Personnel required to support the new In-Scope Application. Upon request, Supplier shall provide Health Net with supporting detail from Supplier’s estimating tools to allow Health Net to understand and validate Supplier’s proposed staffing.

(ii) After the staffing is determined, the Parties shall:

(A)	establish a new T&M Rate in Exhibit C-6 for Onshore Personnel and Offshore Personnel for the new In-Scope Application, which shall be a blended rate determined using the Supporting Skillset Rates set forth in Exhibit C-7; and

(B)	equitably adjust the Production Support Charge to reflect the additional staffing, which adjustment shall not exceed an amount equal to the number of incremental FTEs in the revised staffing multiplied by the new T&M Rates for the In-Scope Application established under Section 4.3(a)(ii)(A).

(b) If Health Net removes an existing In-Scope Application, then:

(i) Supplier shall propose a revised staffing plan showing the reduction in Supplier Personnel required to support the reduced workload. Upon request, Supplier shall provide Health Net

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with supporting detail from Supplier’s estimating tools to allow Health Net to understand and validate Supplier’s proposed revisions.

(ii) After the revised staffing is determined, the Parties shall equitably adjust the Production Support Charge to reflect the revised staffing, which adjustment shall equal the applicable Individual Application Production Support Charge for the In-Scope Application removed unless the Parties agree otherwise.

(c) The Production Support Charge assumes the MC400 In-Scope Applications will be sunset by December 31, 2010 and their functions migrated to ABS. For purposes of this Section, “sunset” means the date on which Health Net desires to cease receiving full Production Support Services and to receive the more limited support described below in Section 4.3(c)(iii). Health Net shall provide Supplier with reasonable notice (at least 30 days) if it desires to change the sunset date to a date other than December 31, 2010.

(i) If any of the MC400 In-Scope Applications are sunset prior to December 31, 2010, then the Production Support Charge shall be reduced by an amount equal to the Individual Application Production Support Charges for such MC400 In-Scope Applications during the period from (A) the sunset date, until (B) December 31, 2010.

(ii) If any of the MC400 In-Scope Applications require full Production Support Services after December 31, 2010, then the Production Support Charge shall be increased by an amount equal to the Individual Application Production Support Charges for such MC400 In-Scope Applications during the period from (A) December 31, 2010, until (B) the date Health Net no longer requires full Production Support Services for such MC400 In-Scope Applications.

(iii) The Parties anticipate that Health Net will require a reduced level of Production Support Services for the MC400 In-Scope Applications in the years following the sunset and migration to ABS. Prior to the sunset date, the Parties will agree upon the staffing required to provide such support, and calculate the charges for such support by multiplying the Supplier Personnel FTEs in such staffing plan by the applicable T&M Rates in Exhibit C-6.

4.4	Minor Enhancements

(a) The Production Support Charge includes a baseline of Productive Hours that Supplier shall perform each calendar quarter on Minor Enhancements requested by Health Net (“Baseline Minor Enhancement Hours”). Subject to Section 4.4(b), the Baseline Minor Enhancement Hours included in the Production Support Charge are as follows:

(i) There are no Baseline Minor Enhancement Hours in 2008.

(ii) In 2009, the Baseline Minor Enhancement Hours shall increase as follows each calendar quarter as In-Scope Applications are transitioned:

Calendar Year 2009
	Q1 2009	Q2 2009	Q3 2009	Q4 2009
Baseline Minor Enhancement Hours	***	***	***	***

(iii) In 2010, and each Contract Year thereafter, the Baseline Minor Enhancement Hours shall equal *** per calendar quarter, unless adjusted pursuant to Section 4.4(b).

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(b) The Baseline Minor Enhancement Hours shall be adjusted as follows:

(i) If Health Net retires or otherwise withdraws an In-Scope Application from Production Support Services under this Agreement, beginning in the month following such withdrawal, the Baseline Minor Enhancement Hours shall be ***.

(ii) If Health Net adds a new In-Scope Application, beginning in the month following such addition, the quarterly Baseline Minor Enhancement Hours shall be ***.

(iii) Upon request, Supplier shall provide Health Net with supporting detail to allow Health Net to understand and validate Supplier’s staffing numbers and proposed adjustments.

(c) Health Net and Supplier shall each use Commercially Reasonable Efforts to prioritize, manage and coordinate Minor Enhancement work to stay within the Baseline Minor Enhancement Hours allocation each quarter. Notwithstanding the foregoing, if Health Net requires a volume of Minor Enhancement hours above the Baseline Minor Enhancement Hours in a quarter, Supplier shall provide such hours using the Baseline AD Hours provided under Section 5.1.

4.5	Offshore / Onshore Ratios

The Parties have agreed on the following maximum ratios of Supplier Personnel based in India (“Offshore Personnel”) and Supplier Personnel based in the United States (“Onshore Personnel”) assigned to perform Production Support Services (“Maximum Offshore/Onshore Ratio”):

Contract Year
	Year 1	Year 2	Year 3	Year 4	Year 5
Maximum Offshore / Onshore Ratio	***	***	***	***	***

(a) The Maximum Offshore/Onshore Ratios reflect the maximum number of Offshore Personnel Supplier may use to perform Production Support Services. These Maximum Offshore/Onshore Ratios reflect the average ratio of Offshore Personnel and Onshore Personnel during each Contract Year (i.e., the ratio of Offshore Personnel to Onshore Personnel may increase temporarily as long as the average ratio for the Contract Year does not exceed the applicable Maximum Offshore/Onshore Ratio). If Supplier believes it can increase this ratio while maintaining compliance with the Service Levels and other terms of this Agreement, Supplier shall propose a revised staffing plan ***.

(b) Supplier is responsible for performing all functions required to transition Services to Offshore Personnel (up to the permitted Maximum Offshore/Onshore Ratio) while maintaining compliance with the Service Levels and other terms of this Agreement. ***.

(c) If Health Net directs Supplier to reduce the number of Offshore Personnel below the permitted Maximum Offshore/Onshore Ratio for reasons other than Supplier’s failure to meet Service Levels or comply with other terms of this Agreement, then Supplier shall ***. Supplier shall obtain Health Net’s written consent prior to implementing the plan.

4.6	Productivity Assumptions

The Production Support Charge declines during the Term at a rate reflecting the percentages set forth in the table below (“Productivity Commitments”). Supplier shall be responsible for any costs associated with its failure to achieve the Productivity Commitments. If the Production Support Charge is

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revised pursuant to Section 4.2 in connection with the addition of a new In-Scope Application, the revised Production Support Charge shall, at a minimum, reflect the Productivity Commitments stated in the table below for each remaining year of the Term.

Contract Years
	CY 1	CY 2	CY 3	CY 4	CY 5
Productivity Commitment	***	***	***	***	***

4.7	Transitioned Employees

(a) Supplier shall hire 76 Transitioned Employees in accordance with Schedule E as of the applicable Transfer Date defined in Schedule E. Of the 76 Transitioned Employees, 47 will be assigned to perform Production Support Services. Supplier shall be fully compensated for such 47 Transitioned Employees through the Production Support Charge.

(b) The Production Support Charge assumes the Transfer Date (defined in Schedule E) for all 47 Transitioned Employees shall be November 16, 2008. ***.

(c) Without limiting any of Supplier’s obligations under this Agreement with respect to Supplier Personnel, Health Net shall have the right to assign and prioritize work for each Transitioned Employee during the period between the applicable Transfer Date and the Scheduled Steady-State Date for the In-Scope Application on which such Transitioned Employee is assigned to work.

4.8	Supporting Skillset Rates

Exhibit C-7 sets forth the skillset mix and individual supporting skillset rates that were used to determine the blended T&M Rates in Exhibit C-6 for each In-Scope Application (“Supporting Skillset Rates”). The Supporting Skillset Rates shall be used solely for (a) benchmarking, (b) to create new T&M Rates pursuant to Section 4.3(a), and (c) to adjust the T&M Rates for an In-Scope Application if Health Net requests a material change in the skillset mix for such In-Scope Application. If Health Net requests a material change under item (c) above, the Parties shall document the new skillset mix requested by Health Net in Exhibit C-7 and revise the blended T&M Rates in Exhibit C-6 to reflect the new skillset mix using the individual Supporting Skillset Rates in Exhibit C-7. For clarification, the adjustment in item (c) shall apply only if Health Net requests a change in skillset mix; it shall not apply if Supplier determines that it requires a different skillset mix in order to provide the Services described in this Agreement.

5.	APPLICATIONS DEVELOPMENT

Exhibit A-6 (Project Framework) sets forth a framework and terms under which Health Net may authorize Supplier to perform Applications Development Projects. This Section 5 describes how the Charges for AD Projects shall be determined.

5.1	General Terms

(a) Exhibit C-3 sets forth a monthly charge for the volume of Applications Development Services authorized by Health Net as of the Effective Date (“Applications Development Charge” or “AD Charge”). The AD Charge consists of the following components for each In-Scope Application:

(i) The Onshore Personnel and Offshore Personnel components of the AD Charge for each In-Scope Application in Exhibit C-3 are determined by multiplying the volume of Productive Hours for Onshore Personnel (excluding Transitioned Employees) and Offshore Personnel set forth in Exhibit C-4 for each such In-Scope Application by the applicable T&M Rates in Exhibit C-6;

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(ii) The Transitioned Employee component of the AD Charge is determined by multiplying the volume of Productive Work (as measured in hours) during the Minimum Retention Period(s) (as defined in Section 3.6 of Schedule E) of the Transitioned Employees assigned solely to perform Applications Development Services for an In-Scope Application (as set forth in Exhibit C-5) by ***, subject to COLA as required hereunder. Upon completion of the Minimum Retention Period of a Transitioned Employee and in the event such person continues to perform Application Development services, he or she shall be deemed an Onshore Personnel or Offshore Personnel, as the case may be, and charged at rates in accordance with such designation.

(b) The Applications Development Charge includes a pool of Productive Hours of Applications Development Services for each In-Scope Application (“Baseline AD Hours”). The Baseline AD Hours for each In-Scope Application shall equal:

(i) The volume of Productive Hours for Onshore Personnel (excluding Transitioned Employees) and Offshore Personnel for the In-Scope Application set forth in Exhibit C-4 for the applicable month, plus

(ii) *** Productive Hours during the Minimum Retention Period for each Transitioned Employee assigned to perform Applications Development Services for the In-Scope Application (as set forth in Exhibit C-4), plus

(iii) Any additional Productive Hours within the *** described in Section 5.3.

(c) Beginning in November 2008, Supplier shall invoice Health Net on a monthly basis in arrears for the Baseline AD Hours, as they may be adjusted each month under Section 5.2, through the Applications Development Charge in accordance with Section 10.1 of the Terms and Conditions.

(d) Supplier will make available the Baseline AD Hours specified in Exhibit C-4, as they may be adjusted by Health Net on a monthly basis pursuant to Section 5.2(b). If Health Net does not request sufficient work to fully utilize Baseline AD Hours for a particular In-Scope Application in a month, then Supplier shall use reasonable efforts to redeploy the Supplier Personnel assigned to provide such Baseline AD Hours for such In-Scope Application to work on other In-Scope Applications that require similar skills (and such work shall not be considered Incremental AD Hours under Section 5.3(b)). For the avoidance of doubt, Health Net shall not be entitled to a credit or carry-over of Baseline AD Hours in a month that are unused due to Health Net’s failure to request sufficient work to utilize such Baseline AD Hours in the month.

(e) Health Net and Supplier shall each use Commercially Reasonable Efforts to prioritize, manage and coordinate Applications Development Projects to stay within the Baseline AD Hours allocation each month.

(f) Hours spent by Supplier in performing Cross Functional Services described in Schedule A shall not be counted as Productive Hours or applied against Baseline AD Hours except to the extent (i) they are spent performing activities described in Sections 2.3, 2.4, 2.8, 2.9 2.10, 2.11 and 2.13 of Schedule A directly relating to performing Application Development Projects, and (ii) they are not precluded from being chargeable under Exhibit A-6 (Project Framework).

5.2	Adjustments to the Baseline AD Hours

(a) In connection with the Joint Capacity Planning Process, the Parties shall work together to develop and maintain a rolling 12-month forecast of AD Projects and associated resource requirements (“AD Project Forecast”). Each month, and as otherwise requested by Health Net, the Parties shall meet to (i) update the AD Project Forecast as necessary to remain current with Health Net’s estimated AD

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Project demand and (ii) make any corresponding adjustments to the Baseline AD Hours in accordance with Section 5.2(b).

(b) On a monthly basis, Health Net may request a change in the upcoming volume or mix of Baseline AD Hours. In such event, Supplier shall make such change within 30 days after receiving such request and recalculate the Applications Development Charge for the remaining months in the applicable Contract Year using the formulas in Sections 5.1(a)(i) and 5.1(a)(ii).

5.3	Charges for Productive Hours in Excess of the Baseline AD Hours

The Parties shall adjust the Applications Development Charge on a monthly basis as provided in Section 5.2(b) to reflect changes in the Baseline AD Hours forecasted by Health Net. This Section 5.3 describes the incremental Charge Health Net shall pay if its actual usage of Productive Hours on Applications Development Services for a particular In-Scope Application in a calendar quarter exceeds the aggregate Baseline AD Hours for that In-Scope Application (as such Baseline AD Hours may be adjusted pursuant to Section 5.2(b)) for such calendar quarter.

(a) Not later than 30 days after the end of each calendar quarter, Supplier will report (i) the quantity of Productive Hours authorized by Health Net and performed by Supplier on Applications Development Services during the quarter for each In-Scope Application (“Actual AD Hours”) and (ii) any variance in Actual AD Hours above or below the Baseline AD Hours for the In-Scope Application in that quarter.

(b) ***:

(i) ***.

(ii) ***.

Example 1: ***.

Example 2: ***.

(c) Supplier shall use all Commercially Reasonable Efforts to minimize Incremental AD Hours, including by cross-training Supplier Personnel so that they can work on multiple In-Scope Applications (e.g., if an individual is assigned to MC400 but not fully utilized performing AD Projects for MC400, Supplier shall assign AD Projects for other In-Scope Applications to such individual).

(d) Supplier shall include any additional charges payable under this Section 5.3 on the invoice for the month following the end of each calendar quarter.

5.4	Offshore / Onshore Ratios

As of the Effective Date, the Baseline AD Hours reflect what the Parties believe is the optimal mix of Offshore Personnel and Onshore Personnel. Health Net may alter this mix by adding or removing Baseline AD Hours performed by Offshore Personnel or Onshore Personnel through the process described in Section 5.2.

5.5	Productivity

(a) Productivity Commitment. Supplier shall achieve at least the annual productivity improvement set forth in the chart below for each Contract Year in providing Application Development Services (e.g., Health Net shall receive *** more Applications Development output by the end of

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Contract Year 2 than it received at the beginning of Contract Year 1 for the same number of chargeable Productive Hours):

Contract Years
	CY 1	CY 2	CY 3	CY 4	CY 5
Productivity Commitment	***	***	***	***	***

(b) Measuring Productivity. Within 90 days after the Effective Date, Supplier shall propose a detailed methodology for measuring productivity within the Applications Development Services. The Parties shall then work together to refine the details of such methodology and agree on a plan and timeline for implementing it. Thereafter, Supplier shall report upon its performance against the productivity commitments in this Section 5.5 on a quarterly basis.

5.6	Transitioned Employees

Supplier shall hire certain Transitioned Employees in accordance with Schedule E as of the applicable Transfer Date defined in Schedule E. The charges for Transitioned Employees (and associated Baseline AD Hours) are included in the Applications Development Charge as explained in Section 5.1(a)(ii).

6.	T&M RATES

(a) Exhibit C-6 contains the T&M Rates referenced in this Schedule C and elsewhere in this Agreement. Supplier may charge Health Net using the T&M Rates only where this Agreement expressly states that Supplier is permitted to charge Health Net, or make adjustments to Charges, “using the T&M Rates” or on a “time and materials” basis.

(b) ***.

(c) ***.

(d) ***.

7.	OTHER CHARGES, CREDITS AND TERMS

7.1	Pass-Through Expenses

(a) There are no Pass-Through Expenses as of the Effective Date. If the Parties agree to add Pass-Through Expenses after the Effective Date, they shall document them in an amendment to this Agreement.

(b) ***.

7.2	Currency

All Charges in this Agreement are stated in U.S. Dollars, and shall be invoiced by Supplier and paid by Health Net in U.S. Dollars. ***.

7.3	New Services

The Charges for any New Services performed by Supplier at Health Net’s request shall be calculated in accordance with Section 3.7 of the Terms and Conditions.

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7.4	Disaster Recovery

The Charges for all disaster recovery Services described in this Agreement as of the Effective Date are included in the Production Support Charge and Applications Development Charge.

7.5	Remedial Services

Supplier shall not be entitled to charge Health Net for any rework or other Services required as a result of Supplier’s failure to perform in accordance with this Agreement.

7.6	Disengagement Services

Supplier shall invoice Health Net for Disengagement Services payable by Health Net as provided in Section 16.5(b) of the Terms and Conditions.

7.7	Taxes

Supplier shall invoice Health Net for taxes payable by Health Net as provided in Section 9.3 of the Terms and Conditions.

7.8	Minimum Commitment

(a) The chart in this Section 7.8 sets forth a minimum revenue commitment for each Contract Year of the Term (each a “Minimum Commitment”). To the extent the total Charges payable by Health Net under this Agreement in a Contract Year are less than (or reasonably likely to be less than) the applicable Minimum Commitment for that Contract Year as a result of Health Net’s decision to withdraw Services from this Agreement and either perform them itself or use a third party to perform them, then the Parties shall work in good faith to equitably adjust the Charges to reflect the reduced volume of Services. If after working in good faith the Parties are unable to agree on such an equitable adjustment, then Health Net, at its option, shall either (i) pay Supplier an additional amount equal to the difference between (A) the applicable Minimum Commitment for such Contract Year and (B) the total Charges paid by Health Net in such Contract Year, to the extent such difference results from Health Net’s decision to withdraw Services from this Agreement and either perform them itself or use a third party to perform them; or (ii) terminate this Agreement for convenience. The Minimum Commitment shall be prorated for partial Contract Years.

Contract Year
	CY 1	CY 2	CY 3	CY 4	CY 5
Minimum Commitment	***	***	***	***	***

(b) If Health Net terminates Services in part pursuant to Section 16.1 of the Terms and Conditions, the Minimum Commitment for each Contract Year shall be reduced by an amount proportionate to the percentage of the Charges attributable to the terminated Services for each Contract Year as set forth as of the Effective Date.

7.9	Travel

(a) ***.

(b) Health Net shall reimburse Supplier for actual expenses for travel requested by Health Net in connection with an Applications Development Product or Minor Enhancement; provided such

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expenses are (i) approved in advance by Health Net and documented in advance and in writing; and (ii) incurred in accordance with Health Net’s travel and expense policy.

8.	ADJUSTMENTS TO CHARGES

8.1	Cost of Living Adjustment (COLA)

(a) On January 1 of each calendar year *** Supplier shall increase (i) the Production Support Charge, (ii) the Applications Development Charge, and (iii) the T&M Rates (collectively, the “Adjustable Charges”) by multiplying such Adjustable Charges by the applicable Inflation Factor defined below (each adjustment, a “COLA”). ***.

(b) The “Onshore Inflation Factor” for each calendar year *** for the T&M Rates for Onshore Personnel (including the fee set forth in Section 5.6 for Transitioned Employees performing Applications Development Services) shall be determined by the change in the AHE, and shall be equal to the sum of (i) one (1) plus (ii) the quotient of (A) the AHE of the current calendar year less the AHE of the prior calendar year (the “Prior Year AHE”) over (B) the Prior Year AHE; provided the Onshore Inflation Factor shall not exceed *** in any calendar year. The AHE used for this calculation will be the index published in September of current year and September of immediately preceding year.

(c) The “Offshore Inflation Factor” for each calendar year *** for the T&M Rates for Offshore Personnel shall be determined by the change in the UNME, and shall be equal to the sum of (i) one (1) plus (ii) the quotient of (A) the UNME of the current calendar year less the UNME of the prior calendar year (the “Prior Year UNME”) over (B) the Prior Year UNME; provided the Offshore Inflation Factor shall not exceed *** in any calendar year. The UNME used for this calculation will be the index published in September of current year and September of immediately preceding year.

(d) ***.

(e) Supplier shall give Health Net notice of the applicable COLA for each calendar year at least thirty (30) days prior to the beginning of such year, including detailed calculations and supporting documentation as to the determination of the Inflation Factor and the resulting changes to the Charges for such year.

(f) Under no circumstances, shall any of the Inflation Factors used be less than 1.

(g) “AHE” means Average Hourly Earnings of Production workers for Professional and business services as published by the Bureau of Labor Statistics of the Department of Labor. If the Bureau of Labor Statistics (or its successor agency) stops publishing the AHE or substantially changes its content and format, the Parties will substitute another comparable index published at least annually by a mutually agreeable source. “UNME” means Indian Consumer Price Index for Urban Non-Manual Employees as published by Ministry of Statistics and Programme Implementation, Government of India. If the Ministry of Statistics and Programme Implementation (or its successor agency) stops publishing the UNME or substantially changes its content and format, the Parties will substitute another comparable index published at least annually by a mutually agreeable source.

8.2	Service Level Credits

Supplier shall credit any Service Level Credits earned in a month against the subsequent month’s Charges.

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Final Execution Copy

8.3	Benchmarking

***.

9.	TERMINATION CHARGES

9.1	Termination Charge

The following are the termination charges referenced in Section 16.1(b) of the Terms and Conditions:

Contract Years
	CY 1	CY 2	CY 3	CY 4	CY 5
Termination Charge	***	***	***	***	***

9.2	Pro-ration of Termination Charges

The termination charges set forth in Section 9.1 are the applicable amounts with respect to terminations that are effective in the first month of the relevant Contract Year and otherwise such amounts will be prorated according to the following formula:

; where

A = the termination charge applicable to the Contract Year in which the termination is effective;

B = the termination charge applicable to the Contract Year after the Contract Year in which the termination is effective; and

C = the number of whole calendar months after the effective date of termination that remain during the Contract Year in which termination is effective.

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